SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                        October 19, 2007


                           CADIZ INC.
     (Exact name of Registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)

                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)

550 South Hope Street, Suite 2850, Los Angeles, California     90071
       (Address of principal executive offices)              (Zip Code)

  Registrant's telephone number, including area code: (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01 OTHER EVENTS
----------------------

On October 19, 2007, a final ruling was issued by the Los Angeles Superior Court on Motions for Summary Judgment/Adjudication ("Motions") in the lawsuit of Cadiz Inc. ("Cadiz" or "the Company") against the Metropolitan Water District of Southern California ("Metropolitan"). The final ruling upheld the Company's cause of action for breach of fiduciary duty and dismissed the Company's contractual and related claims. The Company looks forward to presenting its case to the Court in trial, which is scheduled to begin April 7, 2008.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Cadiz Inc.



                              By: /s/ O'Donnell Iselin II
                                 ---------------------------
                                  O'Donnell Iselin II
                                  Chief Financial Officer


Dated:  October 22, 2007